Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-226683

Distillate International Fundamental Stability & Value ETF (DSTX)

July 2, 2021
Supplement to the
Summary Prospectus and Prospectus, each dated December 9, 2020

Effective with the July 2021 rebalance and reconstitution of the Fund’s underlying index, the following information replaces the applicable portions of the section entitled “Principal Investment Strategies of the Fund — Distillate International Fundamental Stability & Value Index”.
The first paragraph of the section entitled “Principal Investment Strategies of the Fund — Distillate International Fundamental Stability & Value Index” is revised to read as follows:
To be eligible for inclusion in the Index, a company must meet the following requirements: (1) have a minimum of five years of cash flow per share data available, (2) have sufficient liquidity (e.g., a minimum average daily trading volume of US$20 million over the most recent 90-day period), (3) have a minimum market capitalization of US$5 billion, and (4) sufficiently low minimum-lot requirements (the “Equity Universe”). The Equity Universe is determined annually as of each December 15 and constitutes the Equity Universe for each quarterly reconstitution of the Index until the next December 15. The companies in the Equity Universe are then evaluated based on the following three proprietary fundamental measures (collectively, the “FSV Measures”) to identify the companies that will be included in the Index:
The first paragraph of the section entitled “Principal Investment Strategies of the Fund — Distillate International Fundamental Stability & Value Index” following the table of “FSV Measures” is revised to read as follows:
The Index is typically reconstituted quarterly from the companies in the Equity Universe after the close of trading on the 10th business day of each January, April, July, and October, based on FSV Measures typically as of the 6th business day of that month (the “Data Date”). The Index Provider may adjust the specific timing of reconstitutions to account for holidays and market closures in foreign markets.
The third-to-last paragraph of the section entitled “Principal Investment Strategies of the Fund — Distillate International Fundamental Stability & Value Index” is revised to read as follows:
At the time of each reconstitution of the Index, each Index constituent is initially weighted based on the sum of two-thirds of its equal weighting weight (i.e., 2/3 of 1%) and one-third of its proportion of the Index’s total normalized cash flow, using data as of the Data Date, subject to a maximum weight of 3% for each individual constituent. For example, for an Index constituent with 4% of the total normalized free cash flow of all 100 Index constituents, its weighting would be two-thirds of 1% plus one-third of 4%, which equals 2%. The new weight of each company may be adjusted upward or downward by the Index methodology to minimize the turnover rate of positions that would remain in the Index with weights that would otherwise change by less than 0.25%.
Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.